ZIMBABWE

MINING LEASE TITLE

MINING AFFAIRS BOARD

HARARE

Date of Issue 17th August 2004

ZIMBABWE

MINING LEASE TITLE

Registered No 28

THIS IS TO CERTIFY THAT, under and subject to the provisions of Part VI of the Mines and Minerals Act [*Chapter* 165], a Mining Lease has this day been issue in the name of –

Independence Gold Mining Zimbabwe (Private) Limited

Particulars whereof are as stated hereunder:

Mining District : Bulawayo

Principal mineral to be mine: gold

Other minerals to be mine: copper

Area of Lease in hectares: 2 408 hectares

(Stated in words two thousand four hundred and eight) hectares

Special Conditions: none

Description of Area: In the Bulawayo Mining District (as described on the attached General Notice 255 of 2002.

Registered Mining Locations incorporated: as listed on the attached General Notice 255 of 202.

Registered Mining Locations (Precious Metal) for which Extra Lateral Rights preserved: none

Signed ....

Chairman, Mining Affairs Board.

Additions to Mining Lease Area

Date of addition ....

Additional area, in hectares ....

Description of additional area ....

....

....

Registered Mining Locations included in additional area ....

....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved ....

....

Signed ....
Chairman, Mining Affairs Board

Date of addition ....

Additional area, in hectares ....

Description of additional area ....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved ....

....

Signed ....
Chairman, Mining Affairs Board

Date of addition ....

Additional area, in hectares ....

Description of additional area ....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved ....

....

Signed ....
Chairman, Mining Affairs Board

Date of addition ....

Additional area, in hectares ....

Description of additional area ....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved ....

....

Signed ....

Abandonments of Area of Mining Lease

Area abandoned, in hectares ....

Description of area abandoned ....

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

....

Date of abandonment posted by Mining Commissioner ....

Signed ....

Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned ....

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

....

Date of abandonment posted by Mining Commissioner ....

Signed ....

Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned ....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

....

Date of abandonment posted by Mining Commissioner ....

Signed ....

Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned ....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

....

Date of abandonment posted by Mining Commissioner ....

Signed ....

Chairman, Mining Affairs Board

SCHEDULE "C"

Date of Approval by Board	Date of Registration of Transfer by Mining Commissioner	Transferee	Signature of Mining Commissioner
03/12/2014	04/06/2015	METALLON GOLD ZIMBABWE P/L TO BULAWAYO MINING COMPANY P/L	[signature]

OPTIONS/REGISTERED TRIBUTES

Option/Tribute No.	Date of Registration	Period	Remarks

HYPOTHECATIONS

Hypothecation No.	Holder	Signature of Secretary for Mines

MISCELLANEOUS REMARKS

Printed by the Government Printer, Harare

ZIMBABWEAN

GOVERNMENT GAZETTE

Published by Authority

Vol. LXXX, No. 34 | 7th JUNE, 2002 | Price $75,00

General Notice 253 of 2002.

MINES AND MINERALS ACT [*CHAPTER 21:05*]

Application for Exclusive Prospecting Order No. 9/02: Kadoma Mining District

IT is hereby notified, in terms of subsection (4) of section 87 of the Mines and Minerals Act [*Chapter 21:05*], that DPD Syndicate has applied to the Mining Affairs Board for an exclusive prospecting order, over the area described hereunder, in the Kadoma mining district, in relation to the map reference Kwekwe SE-35-12 of the Second Edition and of the scale 1: 250 000, produced by the Surveyor-General.

Description of area

An area of approximately 32 098 hectares in extent, situated in the Kadoma mining district, and bounded by a line commencing a point on 4,5 kilometres south-east of Eiffel Flats (grid reference 35KRK170691); thence on a true bearing of approximately 181° for a distance of approximately 19 kilometres to a point (grid reference 35KRK167500); thence on a true bearing of approximately 270° for a distance of approximately 16,7 kilometres to a point (grid reference 35KRK000500); thence on a true bearing of approximately 360° for a distance of approximately 19 kilometres to a point (grid reference KRK000690); thence on a true bearing of approximately 89° 39′ for a distance of approximately 17 kilometres to the starting point.

The applicant intends to prospect for gold, copper, lead and silver within the area which has been reserved against prospecting pending determination of this application. Prospecting authority is sought upon registered base mineral blocks within the reservation.

Any person wishing to lodge any objections to the granting of this application should do so, in writing, with the Secretary, Mining Affairs Board, Private Bag 7709, Causeway, by not later than Friday, 21st June, 2002.

N. D. KITIKITI,
Chairman, Mining Affairs Board.

7-6-2002.

General Notice 254 of 2002.

CONSTITUTION OF ZIMBABWE

Appointment of Acting Minister

IT is hereby notified that His Excellency the President has, in terms of paragraph (a) of subsection (1) of section 31D of the Constitution of Zimbabwe, assigned all the functions of the Minister of Finance and Economic Development to the Honourable H. M. Murerwa, M.P., from the 26th May, 2002, during the absence, on official business, of the Honourable S. H. S. Makoni, M.P.

C. M. B. UTETE,
Chief Secretary to the President and Cabinet.

7-6-2002.

General Notice 255 of 2002.

MINES AND MINERALS ACT [*CHAPTER 21:05*]

Application for a Mining Lease: Independence Gold Mining: Bulawayo Mining District

IN terms of paragraph (a) of section 138 of the Mines and Minerals Act [*Chapter 21:05*], notice is hereby given that Independence Gold Mining Zimbabwe (Private) Limited has applied for a mining lease over the area described hereunder.

Description of area

An area of approximately 2 408 hectares, situated in the Bulawayo mining district, and bounded by a line commencing at a point on the map (grid reference 35KPH8181558) which is approximately 24 kilometres south-east of Bulawayo, on Intabandwangu Hill; thence on a true bearing of approximately 141° 30′ for a distance of approximately 6,4 kilometres to a point on the map (grid reference 35KPH858509); thence on a true bearing of approximately 116° 30′ for a distance of approximately 3,85 kilometres to a point on the map (grid reference 35KPH892491); thence on a true bearing of approximately 61° 30′ for a distance of approximately 1,05 kilometres to a point on the map (grid reference 35KPH901496); thence on a true bearing of approximately 327° for a distance of approximately 2,4 kilometres to a point on the map (grid reference 35KPH889516); thence on a true bearing of approximately 320° for a distance of approximately 4,1 kilometres to a point on the map (grid reference 35KPH862548); thence on a true bearing of approximately 306° for a distance of approximately 3,8 kilometres to a point on the map (grid reference 35KPH832570); thence on a true bearing of approximately 230° for a distance of approximately of 1,85 kilometres to the starting point.

The mining lease will cover the following mining locations—

Registration number	*Name of claim*	*Number of claims*
10420 B.M.	Ganini East 1	21
10421 B.M.	Ganini East 2	24
10422 B.M.	Ganini East 3	14
10417 B.M.	Ganini West	5
10418 B.M.	Ganini West 1	24
10529 B.M.	Ganini West 2	20
32243	How 10	10
29558	How 12	9
32244	How 14	10
32895	How 15	10
27560	How 2	10
27586	How 3	10

Registration number	*Name of claim*	*Number of claims*
27641	How 4	10
27652	How 5	10
29328	How 6	10
29893	How 7	10
29894	How 8	10
29369	How 9	12
32897	How 16	10
32898	How 17	10
32894	How 18	10
33239	How 19	10
33240	How 20	10
33241	How 21	10
33302	How 21–10	10
33303	Howzit 11	10
33304	Howzit 12	10
32153	Redrupkop	10
10419 B.M.	Seymour	6
32568	Talisman	10
34303	Tawuya 4	10
11190 B.M.	How 52	24
11192 B.M.	How 54	25
11194 B.M.	How 55	24
11195 B.M.	How 56	25
11196 B.M.	How 57	25
11197 B.M.	How 58	25
11198 B.M.	How 59	25
35348 B.M.	How 60	10
35359	How 61	7
35360	How 62	10
35361	How 63	10
11199 B.M.	How 64	23
11200 B.M.	How 65	23
35835	How 45A	10
35834	How 45B	8
35836	How 46A	10
35837	How 46B	10
35838	How 48A	4
35839	How 48B	10
35840	How 48C	10
35769	How 49	10
35770	How 49B	10
35771	How 50A	10
35772	How 50B	10
35776	How 51A	10
35777	How 51B	10
35778	How 51C	10
35844	How 53A	10
35773	How 69A	10
35774	How 69B	10
35775	How 69C	9
35842	How 73A	10
35841	How 73B	10
35843	How 73C	10
35832	How 74A	5
35833	How 74B	8
35829	How 75A	10
35830	How 75B	10
35831	How 75C	5
35780	How 76	10
35781	How 77	8
35782	How 78	10
35783	How 79	10
35784	How 80	10
35785	How 81	10
36049	How 43A	10
36050	How 43B	10
36052	How 43C	10
36065	How 44A	10
36053	How 44B	7
35846	How 47A	10
35847	How 47B	10
35845	How 53B	10
33245	How 22	10
33246	How 23	10
33247	How 24	10

Registration number	*Name of claim*	*Number of claims*
33248	How 25	10
33249	How 26	10
33250	How 27	10
33251	How 28	10
33252	How 29	10
33253	How 30	10
33254	How 31	10
33255	How 32	10
33256	How 33	10
33257	How 34	10
33258	How 35	10
33287	How 37	10
33288	How 38	10
33289	How 39	10
33290	How 40	10
33291	How 41	10
33292	How 42	10
10135 B.M.	Howzit	41
32320	Howzit 2	10
32321	Howzit 3	10
32322	Howzit 4	10
32323	Howzit 5	10
33298	Howzit 6	7
33299	Howzit 7	9
33300	Howzit 8	10
33301	Howzit 9	10
36044	How 66A	5
36045	How 66B	10
36046	How 66C	10
36047	How 67A	10
36048	How 67B	10
36042	How 68B	10
36043	How 68C	4
36041	How 68C	10
36048	How 69D	9
36039	How 69E	10
36040	How 69F	10
36051	How 70A	10
36054	How 70B	10
36055	How 70C	3
36056	How 71A	10
36057	How 71B	10
36058	How 72A	10
36059	How 72B	10
36060	How 72C	2
36061	How 72D	6
36062	How 73D	10
36063	How 74C	10
36064	How 74D	5
39861	How 82	10
11754 B.M.	How 83	150
11755 B.M.	How 84	68
11756 B.M.	How 85	109
11757 B.M.	How 86	147
626	7391 B.M.	Mustard D
627	7391 B.M.	Mustard D
639	27560	How 2
647	10135 B.M.	Howzit
651	10135 B.M.	Howzit
655	32244	How 13
648	32244	How 13
660	10135	Howzit
680	32244	How 13
728	33253	How
712	32320	Howzit 2

The area to which the application relates is more clearly shown on a plan lodged with the Mining Commissioner, Bulawayo.

The principal minerals to be mined are gold and copper.

Any person wishing to object to the issue of the mining lease should do so in writing, stating the reasons for objection, to the Mining Commissioner, P.O. Box 564, Bulawayo, within a period of 30 days from the date of publication of this notice in the *Gazette*.

F. L. THUSI,
Mining Commissioner.

7-6-2002.